Exhibit 10.3
                                    MORTGAGE


      THIS MORTGAGE made the 27th day of June, 2002, between BOUNDLESS TECHNOLOGIES, INC., a Delaware corporation, having an office at 100 Marcus Boulevard, Hauppauge, New York 11788 (the "Mortgagor") and JPMORGAN CHASE BANK, a New York banking corporation having an office at 395 North Service Road, Melville, New York 11747 (the "Mortgagee"), as Collateral Agent for JPMORGAN CHASE BANK ("JP"), SILICON VALLEY BANK ("Silicon") and NATIONAL BANK OF CANADA ("National") (collectively, the "Banks").


                              W I T N E S S E T H:


      Whereas the Mortgagor is the owner of a fee estate in the premises described in Exhibit A attached hereto (the "Premises");

      NOW, THEREFORE, to secure the payment of an indebtedness in the principal sum of TWO MILLION FIVE HUNDRED SEVENTY THOUSAND AND 00/100 ($2,570,000.00) DOLLARS, lawful money of the United States of America, to be paid with interest (said indebtedness, interest and all other sums which may or shall become due hereunder, collectively, the "Debt") according to certain Notes dated the date hereof given by the Mortgagor, Boundless Manufacturing Services, Inc., Boundless Acquisition Corp., and Boundless Corporation, jointly and severally to the Banks as follows: $1,180,000 to JP, $1,180,000 to Silicon, and $590,000 to National (collectively, the "Note"), the Mortgagor has mortgaged, given, granted, bargained, sold, aliened, enfeoffed, conveyed, confirmed and assigned, and by these presents does mortgage, give, grant, bargain, sell, alien, enfeoff, convey, confirm and assign unto the Mortgagee forever all right, title and interest of the Mortgagor now owned, or hereafter acquired, in and to the following property, rights and interest (such property, rights and interests, collectively, the "Mortgaged Property"):

      (a) the Premises;

      (b) all buildings and improvements now or hereafter located on the Premises (the "Improvements");

      (c) all of the estate, right, title, claim or demand of any nature whatsoever of the Mortgagor, either in law or in equity, in possession or expectancy, in and to the Mortgaged Property or any part thereof;

      (d) all easements, rights-of-way, gores of land, streets, ways, alleys, passages, sewer rights, waters, water courses, water rights and powers, and all estates, rights, titles, interests, privileges, liberties, tenements, hereditaments, and appurtenances of any nature whatsoever, in any way belonging, relating or pertaining to the Mortgaged Property (including, without limitation, any and all development rights, air rights or similar or comparable rights of any nature whatsoever now or hereafter appurtenant to the Premises or now or hereafter transferred to the Premises) and all land lying in the bed of any street, road or avenue, opened or proposed, in front of or adjoining the Premises to the center line thereof;

      (e) all machinery, apparatus, equipment, fittings, fixtures and other property of every kind and nature whatsoever and all additions thereto and renewals and replacements thereof, and all substitutions therefor now owned or hereafter acquired by the Mortgagor, or in which the Mortgagor has or shall have an interest, now or hereafter located upon or in, or attached to, any portion of the Mortgaged Property or appurtenances thereto, and used or usable in connection with the present or future operation and occupancy of the Mortgaged Property as real property (by way of example, without limitation, HVAC, plumbing and fire suppression), as opposed to the operation of a separate business therein (by way of example, without limitation, conveyors, video alignment machines and MIS servers and work stations) and all building equipment, materials and supplies of any nature whatsoever owned by the Mortgagor, or in which the Mortgagor has or shall have an interest, now or hereafter located upon the Mortgaged Property and whether stored at the Mortgaged Property or off-site (collectively, the "Equipment"), and the right, title and interest of the Mortgagor in and to any of the Equipment which may be subject to any security agreements (as defined in the Uniform Commercial Code of New York), superior in lien to lien of this Mortgage and all proceeds and products of any of the above;

      (f) all awards or payments, including interest thereon, and the right to receive the same, which may be made with respect to the Mortgaged Property, whether from the exercise of the right of eminent domain (including any transfer made in lieu of the exercise of said right), or for any other injury to or decrease in the value of the Mortgaged Property;

      (g) all leases and other agreements affecting the use or occupancy of the Mortgaged Property now or hereafter entered into (the "Leases") and the right to receive and apply the rents, issues and profits of the Mortgaged Property (the "Rents") to the payment of the Debt;

      (h) all right, title and interest of the Mortgagor in and to (i) all contracts from time to time executed by the Mortgagor or any manager or agent on its behalf relating to the ownership, construction, maintenance, repair, operation, occupancy, sale or financing of the Mortgaged Property or any part thereof and all agreements relating to the purchase or lease of any portion of the Mortgaged Property or any property which is adjacent or peripheral to the Mortgaged Property, together with the right to exercise such options and all leases of Equipment, (ii) all consents, licenses, building permits, certificates of occupancy and other governmental approvals relating to construction, completion, occupancy, use or operation of the Mortgaged Property or any part thereof, and (iii) all drawings, plans, specifications and similar or related items relating to the Mortgaged Property;

      (i) Intentionally Omitted;

      (j) all proceeds, both cash and non-cash, of the foregoing;

      (k) all proceeds of and any unearned premiums on any insurance policies covering the Mortgaged Property, including, without limitation, the right to receive and apply the proceeds of any insurance, judgments, or settlements made in lieu thereof, for damage to the Mortgaged Property; and

      (l) the right, in the name and on behalf of the Mortgagor, to appear in and defend any action or proceeding brought with respect to the Mortgaged Property and to commence any action or proceeding to protect the interest of the Mortgagee in the Mortgaged Property.

      TO HAVE AND TO HOLD the above granted and described Mortgaged Property unto and to the proper use and benefit of the Mortgagee, and the successors and assigns of the Mortgagee, forever.

      AND the Mortgagor covenants and agrees with and represents and warrants to the Mortgagee as follows:

      1. Payment of Debt. The Mortgagor will pay the Debt at the time and in the manner provided for its payment in the Note and in this Mortgage.

      2. Warranty of Title.

      (a) Subject only to those exceptions to title specifically set forth in the title policy issued or to be issued by Stewart Title Insurance Company to the Mortgagee and insuring the lien of this Mortgage, the Mortgagor warrants the title to the Premises, the Improvements, the Equipment and the balance of the Mortgaged Property. The Mortgagor also represents and warrants that (i) the Mortgagor is now, and after giving effect to this Mortgage will be, in a solvent condition, (ii) the execution and delivery of this Mortgage by the Mortgagor does not constitute a "fraudulent conveyance" within the meaning of Title 11 of the United States Code as now constituted or under any other applicable statute, and (iii) no bankruptcy or insolvency proceedings are pending or contemplated by or against the Mortgagor.

      (b) The Mortgagor (and the undersigned representative of the Mortgagor, if any) additionally represents and warrants that: (i) it has full power, authority and legal right to execute this Mortgage, and to mortgage, give, grant, bargain, sell, alien, enfeoff, convey, confirm and assign the Mortgaged Property pursuant to the terms hereof, and to keep and observe all of the terms of this Mortgage on the Mortgagor's part to be performed, (ii) if the Mortgagor is a corporation, the Mortgagor is a duly organized and presently existing corporation and this Mortgage has been executed by authority of its Board of Directors and with the requisite consent of the holders of the outstanding shares of its capital stock entitled to vote thereon, if such consent is required under the provisions of the certificate of incorporation of the Mortgagor, (iii) if the Mortgagor is a partnership, the Mortgagor is a duly authorized and validly existing general partnership and this Mortgage has been executed by a duly authorized general partner, and (iv) if the Mortgagor is a limited liability company, the Mortgagor is a duly authorized validly existing limited liability company and this Mortgage has been executed by a duly authorized manager thereof.

      3. Insurance. The Mortgagor (i) will keep the Improvements and the Equipment insured against loss or damage by fire, standard extended coverage perils and such other hazards as the Mortgagee shall from time to time require in amounts approved by the Mortgagee, which amounts shall in no event be less than 100% of the full insurable value of the Improvements and the Equipment and shall be sufficient to meet all applicable co-insurance requirements, and (ii) will maintain such other forms of insurance coverage with respect to the Mortgaged Property as the Mortgagee shall from time to time require in amounts approved by the Mortgagee. All policies of insurance (the "Policies") shall be issued by insurers who are lawfully doing business in New York and are otherwise acceptable in all respects to the Mortgagee. All Policies shall contain the standard New York mortgagee non-contribution clause endorsement or an equivalent endorsement satisfactory to the Mortgagee naming the Mortgagee as mortgagee thereunder and shall otherwise be in form and substance satisfactory in all respects to the Mortgagee. All Policies will, upon request of Mortgagee, name Mortgagee as an additional insured, loss payee or other similar designation. Blanket insurance policies shall not be acceptable for the purposes of this paragraph unless otherwise approved to the contrary by the Mortgagee. The Mortgagor shall pay the premiums for the Policies as the same become due and payable. At the request of the Mortgagee, the Mortgagor will deliver the Policies to the Mortgagee. Not later than ten (10) days prior to the expiration date of each of the Policies, the Mortgagor will deliver to the Mortgagee a renewal policy or policies marked "premium paid" or accompanied by other evidence of payment of premium satisfactory to the Mortgagee. If at any time the Mortgagee is not in receipt of written evidence that all insurance required hereunder is in force and effect, the Mortgagee shall have the right without notice to the Mortgagor to take such action as the Mortgagee deems necessary to protect its interest in the Mortgaged Property, including, without limitation, the obtaining of such insurance coverage as the Mortgagee in its sole discretion deems appropriate, and all expenses incurred by the Mortgagee in connection with such action or in obtaining such insurance and keeping it in effect shall be paid by the Mortgagor to the Mortgagee upon demand. The Mortgagor shall at all times comply with and shall cause the Improvements and Equipment and the use, occupancy, operation, maintenance, alteration, repair and restoration thereof to comply with the terms, conditions, stipulations and requirements of the Policies. If the Premises, or any portion of the Improvements or the Equipment, is located in a Federally designated "special flood hazard area," in addition to the other Policies required under this paragraph, a flood insurance policy shall be delivered by the Mortgagor to the Mortgagee. If the Mortgaged Property shall be damaged or destroyed, in whole or in part, by fire or other property hazard or casualty, the Mortgagor shall give prompt notice thereof to the Mortgagee. Sums paid to the Mortgagee by any insurer may be retained and applied by the Mortgagee toward payment of the Debt whether or not then due and payable in such order, priority and proportions as the Mortgagee in its discretion shall deem proper or, at the discretion of the Mortgagee, the same may be paid, either in whole or in part, to the Mortgagor for such purposes as the Mortgagee shall designate. If the Mortgagee shall receive and retain such insurance proceeds, the lien of this Mortgage shall be reduced only by the amount thereof received and retained by the Mortgagee and actually applied by the Mortgagee in reduction of the Debt. The provisions of subsection 4 of Section 254 of the Real Property Law of New York covering the insurance of buildings against loss by fire shall not apply to this Mortgage.

      4. Payment of Taxes, etc. The Mortgagor shall pay all taxes, assessments, water rates, sewer rents and other charges, including vault charges and license fees for the use of vaults, chutes and similar areas adjoining the Premises, now or hereafter levied or assessed against the Mortgaged Property and all insurance premiums relating to the Policies (collectively, the "Taxes") prior to the date upon which any fine, penalty, interest or cost may be added thereto or imposed by law for the nonpayment thereof. The Mortgagor shall deliver to the Mortgagee, upon request, receipted bills, canceled checks and other evidence satisfactory to the Mortgagee evidencing the payment of the Taxes prior to the date upon which any fine, penalty, interest or cost may be added thereto or imposed by law for the nonpayment thereof.

      5. Intentionally Omitted.

      6. Condemnation. Notwithstanding any taking by any public or quasi-public authority through eminent domain or otherwise, the Mortgagor shall continue to pay the Debt at the time and in the manner provided for its payment in the Note and this Mortgage and the Debt shall not be reduced until any award or payment therefor shall have been actually received and applied by the Mortgagee to the discharge of the Debt. The Mortgagee may apply the entire amount of any such award or payment to the discharge of the Debt whether or not then due and payable in such order, priority and proportions as the Mortgagee in its discretion shall deem proper. If the Mortgaged Property is sold, through foreclosure or otherwise, prior to the receipt by the Mortgagee of such award or payment, the Mortgagee shall have the right, whether or not a deficiency judgment on the Note shall have been sought, recovered or denied, to receive such award or payment, or a portion thereof sufficient to pay the Debt, whichever is less. The Mortgagor shall file and prosecute its claim or claims for any such award or payment in good faith and with due diligence and cause the same to be collected and paid over to the Mortgagee. The Mortgagor hereby irrevocably authorizes and empowers the Mortgagee, in the name of the Mortgagor or otherwise, to collect and receipt for any such award or payment and to file and prosecute such claim or claims. Although it is hereby expressly agreed that the same shall not be necessary in any event, the Mortgagor shall, upon demand of the Mortgagee, make, execute and deliver any and all assignments and other instruments sufficient for the purpose of assigning any such award or payment to the Mortgagee, free and clear of any encumbrances of any kind or nature whatsoever.

      7. Leases and Rents. (a) Mortgagor hereby absolutely and unconditionally assigns, sells, transfers and conveys all of the right, title and interest in and to all existing leases, tenancies and occupancy agreements, however denominated, affecting all or a portion of the Premises and all renewals, replacements and guarantees thereof (the "Leases"), along with all of the rents, income and profits due thereunder (the "Rents"), to Mortgagee. This assignment is absolute in nature and not an assignment for additional security only. The Mortgagee waives the right to enter the Mortgaged Property for the purpose of collecting the Rents, and grants the Mortgagor the right to collect the Rents. The right of the Mortgagor to collect the Rents may be revoked by the Mortgagee without notice upon any default by the Mortgagor under the terms of the Note or this Mortgage. Following such revocation the Mortgagee may retain and apply the Rents toward payment of the Debt in such order, priority and proportions as the Mortgagee, in its discretion, shall deem proper, or to the operation, maintenance and repair of the Mortgaged Property, and irrespective of whether the Mortgagee shall have commenced a foreclosure of this Mortgage or shall have applied or arranged for the appointment of a receiver. The Mortgagor shall not, without the consent of the Mortgagee, modify or cancel any Leases or accept prepayments of installments of the Rents for a period of more than one (1) month in advance or further assign the whole or any part of the Rents. The Mortgagee shall have all of the rights against tenants of the Mortgaged Property as set forth in Section 291-f of the Real Property Law of New York. The Mortgagor shall (a) fulfill or perform each and every provision of the Leases on the part of the Mortgagor to be fulfilled or performed, (b) promptly send copies of all notices of default which the Mortgagor shall send or receive under the Leases to the Mortgagee, and (c) enforce, short of termination of the Leases, the performance or observance of the provisions thereof by the tenants thereunder. The Mortgagor shall from time to time, but not less frequently than once every year, provide to the Mortgagee a complete and detailed leasing status report with respect to the Improvements, which leasing status report shall be in form and substance satisfactory in all respects to the Mortgagee. In addition to the rights which the Mortgagee may have herein, in the event of any default under this Mortgage, the Mortgagee, at its option, may require the Mortgagor to pay monthly in advance to the Mortgagee, or any receiver appointed to collect the Rents, the fair and reasonable rental value for the use and occupation of such part of the Mortgaged Property as may be in possession of the Mortgagor. Upon default in any such payment, the Mortgagor will vacate and surrender possession of the Mortgaged Property to the Mortgagee, or to such receiver, and, in default thereof, the Mortgagor may be evicted by summary proceedings or otherwise. Nothing contained in this paragraph shall be construed as imposing on the Mortgagee any of the obligations of the lessor under the Leases or of a "mortgagee in possession".

      (b) The Mortgagor acknowledges and agrees that, upon recordation of this Mortgage, the Mortgagee's interest in the Rents shall be deemed to be fully perfected, "choate" and enforced as to the Mortgagor and all third parties, including, without limitation, any subsequently appointed trustee in any case under the Bankruptcy Code, without the necessity of (i) commencing a foreclosure action with respect to this Mortgage, (ii) furnishing notice to the Mortgagor or tenants under the Leases, (iii) making formal demand for the Rents, (iv) taking possession of the Premises as a mortgagee-in-possession, (v) obtaining the appointment of a receiver of the rents and profits of the Premises, (vi) sequestering or impounding the Rents, or (vii) taking any other affirmative action.

      (c) For purposes of Section 552(b) of the Bankruptcy Code, the Mortgagor and the Mortgagee agree that this Mortgage shall constitute a "security agreement," that the security interest created by such security agreement extends to property of the Mortgagor acquired before the commencement of a case in bankruptcy and to all amounts paid as Rents, and that such security interest shall extend to all Rents acquired by the estate after the commencement of a case in bankruptcy.

      (d) The Mortgagor acknowledges and agrees that all Rents shall be deemed to be "Cash Collateral" under Section 363 of the Bankruptcy Code in the event that the Mortgagor files a voluntary petition in bankruptcy or is made subject to any involuntary bankruptcy proceeding. After the filing of such petition, the Mortgagor may not use Cash Collateral without the consent of the Mortgagee and/or an order of any bankruptcy court pursuant to Section 363(b)(2) of the Bankruptcy Code.

      8. Maintenance of the Mortgaged Property.

      The Mortgagor shall cause the Mortgaged Property to be maintained in good condition and repair and will not commit or suffer to be committed any waste of the Mortgaged Property. The Improvements and the Equipment shall not be removed, demolished or materially altered (except for normal replacement of the Equipment), without the consent of the Mortgagee. The Mortgagor shall promptly comply with all existing and future governmental laws, orders, ordinances, rules and regulations affecting the Mortgaged Property, or any portion thereof or the use thereof. The Mortgagor shall promptly repair, replace or rebuild any part of the Mortgaged Property which may be damaged or destroyed by fire or other property hazard or casualty (including any fire or other property hazard or casualty for which insurance was not obtained or obtainable) or which may be affected by any taking by any public or quasi-public authority through eminent domain or otherwise, and shall complete and pay for, within a reasonable time, any structure at any time in the process of construction or repair on the Premises. If such fire or other property hazard or casualty shall be covered by the Policies, the Mortgagor's obligation to repair, replace or rebuild such portion of the Mortgaged Property shall be contingent upon the Mortgagee paying the Mortgagor the proceeds of the Policies, or such portion thereof as shall be sufficient to complete such repair, replacement or rebuilding, whichever is less. The Mortgagor will not, without obtaining the prior consent of the Mortgagee, initiate, join in or consent to any private restrictive covenant, zoning ordinance, or other public or private restrictions, limiting or affecting the uses which may be made of the Mortgaged Property or any part thereof.

      9. Environmental Provisions.

      (a) For the purposes of this paragraph the following terms shall have the following meanings: (i) the term "Hazardous Material" shall mean any material or substance that, whether by its nature or use, is now or hereafter defined or regulated as a hazardous waste, hazardous substance, pollutant or contaminant under any Environmental Requirement, or which is toxic, explosive, corrosive, flammable, infectious, radioactive, carcinogenic, mutagenic or otherwise hazardous or which is or contains petroleum, gasoline, diesel fuel, another petroleum hydrocarbon product, asbestos, asbestos-containing materials or polychlorinated biphenyls, (ii) the "Environmental Requirements" shall collectively mean all present and future laws, statutes, common law, ordinances, rules, regulations, orders, codes, licenses, permits, decrees, judgments, directives or the equivalent of or by any Governmental Authority and relating to or addressing the protection of the environment or human health, and (iii) the term "Governmental Authority" shall mean the Federal government, or any state or other political subdivision thereof, or any agency, court or body of the Federal government, any state or other political subdivision thereof, exercising executive, legislative, judicial, regulatory or administrative functions.

      (b) The Mortgagor hereby represents and warrants to the Mortgagee that (i) no Hazardous Material is currently located at, on, in, under or about the Mortgaged Property in violation of Environmental Requirements, (ii) no releasing, emitting, discharging, leaching, dumping, disposing or transporting of any Hazardous Material from the

Mortgaged Property onto any other property or from any other property onto or into the Mortgaged Property has occurred or is occurring in violation of any Environmental Requirement, (iii) no notice of violation, non-compliance, liability or potential liability, lien, complaint, suit, order or other notice with respect to the Mortgaged Property is presently outstanding under any Environmental Requirement, nor does the Mortgagor have knowledge or reason to believe that any such notice will be received or is being threatened, and (iv) the Mortgaged Property and the operation thereof are in full compliance with all Environmental Requirements.

      (c) The Mortgagor shall comply, and shall cause all tenants or other occupants of the Mortgaged Property to comply, in all respects with all Environmental Requirements, and will not generate, store, handle, process, dispose of or otherwise use, and will not permit any tenant or other occupant of the Mortgaged Property to generate, store, handle, process, dispose of or otherwise use, Hazardous Materials at, in, on, or about the Mortgaged Property in a manner that could lead or potentially lead to the imposition on the Mortgagor, the Mortgagee or the Mortgaged Property of any liability or lien of any nature whatsoever under any Environmental Requirement. The Mortgagor shall notify the Mortgagee promptly in the event of any spill or other release of any Hazardous Material at, in, on, under or about the Mortgaged Property which is required to be reported to a Governmental Authority under any Environmental Requirement, will promptly forward to the Mortgagee copies of any notices received by the Mortgagor relating to alleged violations of any Environmental Requirement or any potential liability under any Environmental Requirement and will promptly pay when due any fine or assessment against the Mortgagee, the Mortgagor or the Mortgaged Property relating to any Environmental Requirement. If at any time it is determined that the operation or use of the Mortgaged Property is in violation of any applicable Environmental Requirement or that there are Hazardous Materials located at, in, on, under or about the Mortgaged Property violates any applicable Environmental Requirement or that there are Hazardous Materials located at, in, on, under or about the Mortgaged Property which, under any Environmental Requirement, require special handling in collection, storage, treatment or disposal, or any form of cleanup or corrective action, the Mortgagor shall, within thirty (30) days after receipt of notice thereof from any Governmental Authority or from the Mortgagee, take, at the Mortgagor's sole cost and expense, such actions as may be necessary to fully comply in all respects with all Environmental Requirements, provided, however, that if such compliance cannot reasonably be completed within such thirty (30) day period, the Mortgagor shall commence such necessary action within such thirty (30) day period and shall thereafter diligently and expeditiously proceed to fully comply in all respects and in a timely fashion with all Environmental Requirements.

      (d) If the Mortgagor fails to timely take, or to diligently and expeditiously proceed to complete in a timely fashion, any such action described in clause (c) above, the Mortgagee may, in its sole and absolute discretion, make advances or payments toward the performance or satisfaction of the same, but shall in no event be under any obligation to do so. All sums so advanced or paid by the Mortgagee (including, without limitation, counsel and consultant fees and expenses, investigation and laboratory fees and expenses, and fines or other penalty payments) and all sums advanced or paid in connection with any judicial or administrative investigation or proceeding relating thereto, will immediately, upon demand, become due and payable from the Mortgagor and shall bear interest at the

Default Rate from the date any such sums are so advanced or paid by the Mortgagee until the date any such sums are repaid by the Mortgagor to the Mortgagee. The Mortgagor will execute and deliver, promptly upon request, such instruments as the Mortgagee may deem useful or necessary to permit the Mortgagee to take any such action, and such additional notes and mortgages, as the Mortgagee may require to secure all sums so advanced or paid by the Mortgagee. If a lien is filed against the Mortgaged Property by any Governmental Authority resulting from the need to expend or the actual expending of monies arising from an action or omission, whether intentional or unintentional, of the Mortgagor or for which the Mortgagor is responsible, resulting in the releasing, spilling, leaking, leaching, pumping, emitting, pouring, emptying or dumping of any Hazardous Material into the waters or onto land located within or without the State where the Mortgaged Property is located, then the Mortgagor will, within thirty (30) days from the date that the Mortgagor is first given notice that such lien has been placed against the Mortgaged Property (or within such shorter period of time as may be specified by the Mortgagee if such Governmental Authority has commenced steps to cause the Mortgaged Property to be sold pursuant to such lien), either (a) pay the claim and remove the lien, or (b) furnish a cash deposit, bond, or such other security with respect thereto as is satisfactory in all respects to the Mortgagee and is sufficient to effect a complete discharge of such lien on the Mortgaged Property.

      (e) The Mortgagee may, at its option, at intervals of not less than one year, or more frequently if the Mortgagee reasonably believes that a Hazardous Material or other environmental condition violates or threatens to violate any Environmental Requirement, cause an environmental audit of the Mortgaged Property or portions thereof to be conducted to confirm the Mortgagor's compliance with the provisions of this paragraph, and the Mortgagor shall cooperate in all reasonable ways with the Mortgagee connection with any such audit. If such audit discloses that a violation of or a liability under an Environmental Requirement exists or if such audit was required or prescribed by law, regulation or governmental or quasi-governmental authority, the Mortgagor shall pay all costs and expenses incurred in connection with such audit; otherwise, the costs and expenses of such audit shall, notwithstanding anything to the contrary set forth in this paragraph, be paid by the Mortgagee.

      (f) If this Mortgage is foreclosed, or if the Mortgaged Property is sold pursuant to the provisions of this Mortgage, or if the Mortgagor tenders a deed or assignment in lieu of foreclosure or sale, the Mortgagor shall deliver the Mortgaged Property to the purchaser at foreclosure or sale or to the Mortgagee, its nominee, or wholly-owned subsidiary, as the case may be, in a condition that complies in all respects with all Environmental Requirements.

      (g) The Mortgagor will defend, indemnify, and hold harmless the Mortgagee, its co-lenders, participants, employees, agents, officers, and directors, from and against any and all claims, demands, penalties, causes of action, fines, liabilities, settlements, damages, costs, or expenses of whatever kind or nature, known or unknown, foreseen or unforeseen, contingent or otherwise (including, without limitation, counsel and consultant fees and expenses, investigation and laboratory fees and expenses, court costs, and litigation expenses) arising out of, or in any way related to, (i) any breach by the Mortgagor of any of the provisions of this Paragraph 9, (ii) the presence, disposal, spillage, discharge, emission, leakage, release, or threatened release of any Hazardous Material which is at, in, on, under, about, from or affecting the Mortgaged Property, including, without limitation, any damage or injury resulting from any such Hazardous Material to or affecting the Mortgaged Property or the soil, water, air, vegetation, buildings, personal property, persons or animals located on the Mortgaged Property or on any other property or otherwise, (iii) any personal injury (including wrongful death) or property damage (real or personal) arising out of or related to any such Hazardous Material, (iv) any lawsuit brought or threatened, settlement reached, or order or directive of or by any Governmental Authority relating to such Hazardous Material, or (v) any violation of any Environmental Requirement or any policy or requirement of the Mortgagee hereunder. The aforesaid indemnification shall, notwithstanding any exculpatory or other provision of any other document or instrument now or hereafter executed and delivered in connection with the loan evidenced by the Note and secured by this Mortgage, constitute the personal recourse undertakings, obligations and liabilities of the Mortgagor.

      (h) The obligations and liabilities of the Mortgagor under this Paragraph 9 shall survive and continue in full force and effect and shall not be terminated, discharged or released, in whole or in part, irrespective of whether the Debt has been paid in full and irrespective of any foreclosure of this Mortgage, sale of the Mortgaged Property pursuant to the provisions of this Mortgage or acceptance by the Mortgagee, its nominee or affiliate of a deed or assignment in lieu of foreclosure or sale and irrespective of any other fact or circumstance of any nature whatsoever.

      10. Estoppel Certificates. The Mortgagor, within ten (10) days after request by the Mortgagee and at its expense, will furnish the Mortgagee with a statement, duly acknowledged and certified, setting forth the amount of the Debt and the offsets or defenses thereto, if any.

      11. Transfer or Encumbrance of the Mortgaged Property.

      No part of the Mortgaged Property nor any interest of any nature whatsoever therein nor any interest of any nature whatsoever in the Mortgagor (whether partnership, stock, equity, beneficial, profit, loss or otherwise) shall in any manner, directly or indirectly, be further encumbered, sold, transferred or conveyed, or permitted to be further encumbered, sold, transferred, assigned or conveyed without the prior consent of the Mortgagee, which consent in any and all circumstances will not be unreasonably withheld. The provisions of the foregoing sentence of this paragraph shall apply to each and every such further encumbrance, sale, transfer, assignment or conveyance, regardless of whether or not the Mortgagee has consented to, or waived by its action or inaction its rights hereunder with respect to, any such previous further encumbrance, sale, transfer, assignment or conveyance, and irrespective of whether such further encumbrance, sale, transfer, assignment or conveyance is voluntary, by reason of operation of law or is otherwise made.

      12. Notice. Any notice, request, demand, statement, authorization, approval or consent made hereunder shall be in writing and shall be hand delivered or sent by Federal Express, or other reputable courier service, or by postage pre-paid registered or certified mail, return receipt requested, and shall be deemed given (i) when received at the following addresses if hand delivered or sent by Federal Express, or other reputable courier service, and (ii) three (3) business days after being postmarked and addressed as follows if sent by registered or certified mail, return receipt requested:

         If to the Mortgagor:

                  Boundless Technologies, Inc.
                  100 Marcus Boulevard
                  Hauppauge, New York 11788

                  Attention:   Mr. Joseph Gardner

         If to the Mortgagee:

                  JPMorgan Chase Bank, as Collateral Agent
                  New York Agency
                  395 North Service Road
                  Melville, NY 11747

                  Attention:   Mr. William DeMilt

         With a copy to:

                  JPMorgan Chase Bank
                  Legal Department
                  270 Park Avenue - 39th Floor
                  New York, New York 10017

                  Attention:   Real Estate Counsel

Each party may designate a change of address by notice to the other party, given at least fifteen (15) days before such change of address is to become effective.

      13. Sale of Mortgaged Property. If this Mortgage is foreclosed, the Mortgaged Property, or any interest therein, may, at the discretion of the Mortgagee, be sold in one or more parcels or in several interests or portions and in any order or manner.

      13A. Non-Judicial Foreclosure. To the extent permitted by law, the Mortgagee may choose to utilize the procedures set forth in Article 14 of the Real Property Actions and Proceedings Law of New York and commence a non-judicial foreclosure of this Mortgage by power of sale. To the extent permitted by law, the Mortgagor waives any right granted pursuant to Section 1421 or any other provision of the Real Property Actions and Proceedings Law of New York to challenge the Mortgagee's election to enforce this Mortgage by means of such non-judicial foreclosure by power of sale. If the Premises consists of two or more distinct parcels, all of such parcels shall be sold as one parcel, unless the Mortgagee shall elect otherwise.

      14. Changes in Laws Regarding Taxation. In the event of the passage after the date of this Mortgage of any law of the State of New York deducting from the value of real property for the purpose of taxation any lien or encumbrance thereon or changing in any way the laws for the taxation of mortgages or debts secured by mortgages for state or local purposes or the manner of the collection of any such taxes, and imposing a tax, either directly or indirectly, on this Mortgage, the Note or the Debt, the Mortgagor shall, if permitted by law, pay any tax imposed as a result of any such law within the statutory period or within fifteen (15) days after demand by the Mortgagee, whichever is less, provided, however, that if, in the opinion of the attorneys for the Mortgagee, the Mortgagor is not permitted by law to pay such taxes, the Mortgagee shall have the right, at its option, to declare the Debt due and payable on a date specified in a prior notice to the Mortgagor of not less than thirty (30) days.

      15. No Credits on Account of the Debt. The Mortgagor will not claim or demand or be entitled to any credit or credits on account of the Debt for any part of the Taxes assessed against the Mortgaged Property or any part thereof and no deduction shall otherwise be made or claimed from the taxable value of the Mortgaged Property, or any part thereof, by reason of this Mortgage or the Debt. If at any time this Mortgage shall secure less than all of the principal amount of the Debt, it is expressly agreed that any repayment of the principal amount of the Debt shall not reduce the amount of the lien of this Mortgage until the lien amount shall equal the principal amount of the Debt outstanding.

      16. Offsets, Counterclaims and Defenses. Any assignee of this Mortgage and the Note shall take the same free and clear of all offsets, counterclaims or defenses of any nature whatsoever which the Mortgagor may have against any assignor of this Mortgage and the Note, and no such offset, counterclaim or defense shall be interposed or asserted by the Mortgagor in any action or proceeding brought by any such assignee upon this Mortgage or the Note and any such right to interpose or assert any such offset, counterclaim or defense in any such action or proceeding is hereby expressly waived by the Mortgagor.

      17. Other Security for the Debt. The Mortgagor shall observe and perform all of the terms, covenants and provisions contained in the Note and in all other mortgages and other instruments or documents evidencing, securing or guaranteeing payment of the Debt, in whole or in part, or otherwise executed and delivered in connection with the Note, this Mortgage or the loan evidenced and secured thereby.

      18. Documentary Stamps. If at any time the United States of America, any state thereof, or any governmental subdivision of any such state, shall require revenue or other stamps to be affixed to the Note or this Mortgage, the Mortgagor will pay for the same, with interest and penalties thereon, if any.

      19. Right of Entry. Upon prior notice, the Mortgagee and its agents shall have the right to enter and inspect the Mortgaged Property at all reasonable times.

      20. Books and Records. The Mortgagor will keep and maintain or will cause to be kept and maintained on a fiscal year basis in accordance with generally accepted accounting practices consistently applied proper and accurate books, records and accounts reflecting all of the financial affairs of the Mortgagor and all items of income and expense in connection with the operation of the Mortgaged Property or in connection with any services, equipment or furnishings provided in connection with the operation of the Mortgaged Property, whether such income or expense be realized by the Mortgagor or by any other person whatsoever excepting lessees unrelated to and unaffiliated with the Mortgagor who have leased from the Mortgagor portions of the Mortgaged Property for the purpose of occupying the same. The Mortgagee shall have the right from time to time at all times during normal business hours to examine such books, records and accounts at the office of the Mortgagor or other person maintaining such books, records and accounts and to make copies or extracts thereof as the Mortgagee shall desire. The Mortgagor shall comply with the terms of the Loan Agreement of even date herewith (as described in Paragraph 52 hereof) between Mortgagor and Mortgagee regarding the disclosure of financial information.

      21. Performance of Other Agreements. The Mortgagor shall observe and perform each and every term to be observed or performed by the Mortgagor pursuant to the terms of any agreement or recorded instrument affecting or pertaining to the Mortgaged Property.

      22. Events of Default. The Debt shall become due at the option of the Mortgagee upon the occurrence of any one or more of the following events (herein collectively referred to as Events of Default):

      (a) if any portion of the Debt is not paid within five (5) days after notice by the Mortgagee to the Mortgagor that the same is past due;

      (b) if the Mortgagor shall fail to pay within thirty (30) days of notice and demand by the Mortgagee, any installment of any assessment against the Mortgaged Property for local improvements heretofore or hereafter laid, which assessment is or may become payable in annual or periodic installments and is or may become a lien on the Mortgaged Property;

      (c) if any Federal tax lien is filed against the Mortgagor or the Mortgaged Property and the same is not discharged of record within forty five
(45) days after the same is filed;

      (d) if without the consent of the Mortgagee (which consent will not be unreasonably withheld), any part of the Mortgaged Property or any interest of any nature whatsoever therein or any interest of any nature whatsoever in the Mortgagor (whether partnership, stock, equity, beneficial, profit, loss or otherwise) is in any manner, by operation of law or otherwise, whether directly or indirectly, further encumbered, sold, transferred, assigned or conveyed, and irrespective of whether any such further encumbrance, sale, transfer, assignment or conveyance is voluntary, by reason or operation of law or is otherwise made;

      (e) if without the consent of the Mortgagee any Improvement or the Equipment (except for the normal replacement of the Equipment) is removed, demolished or materially altered, or if the Mortgaged Property is not kept in good condition and repair;

      (f) if the Mortgagor shall fail to comply with any requirement or order or notice of violation of law or ordinance issued by any governmental department claiming jurisdiction over the Mortgaged Property within three (3) months from the issuance thereof, or the time period set forth therein, whichever is less;

      (g) if the Mortgagor shall be in default with respect to its obligations under Paragraph 9 of the Mortgage beyond any applicable grace period and/or after the giving of any applicable notice as stated in Paragraph 9;

      (h) if the Policies are not kept in full force and effect, or if the Policies are not delivered to the Mortgagee upon request;

      (i) if on application of the Mortgagee two or more fire insurance companies lawfully doing business in the State of New York refuse to issue Policies;

      (j) if the Mortgagor shall fail to pay the Mortgagee on demand for all Premiums and/or Taxes paid by the Mortgagee pursuant to this Mortgage, together with any late payment charge and interest thereon calculated at the Default Rate;

      (k) if without the consent of the Mortgagee any Rents is paid for a period of more than one (1) month in advance or if any of the Rents are further assigned;

      (l) if any representation or warranty of the Mortgagor guaranteeing payment of the Debt or any portion thereof, or guaranteeing performance by the Mortgagor of any of the terms of this Mortgage made herein, or in any certificate, report, financial statement or other instrument furnished in connection with the making of the Note or this Mortgage, shall prove false or misleading in any material respect;

      (m) if the Mortgagor shall make an assignment for the benefit of creditors;

      (n) if a court of competent jurisdiction enters a decree or order for relief with respect to the Mortgagor under Title 11 of the United States Code as now constituted or hereafter amended or under any other applicable Federal or state bankruptcy law or other similar law, or if such court enters a decree or order appointing a receiver, liquidator, assignee, trustee, sequestrator (or similar official) of the Mortgagor, or of any substantial part of its properties, or if such court decrees or orders the winding up or liquidation of the affairs of the Mortgagor;

      (o) if the Mortgagor files a petition or answer or consent seeking relief under the Bankruptcy Code as now constituted or hereafter amended, or under any other applicable Federal or state bankruptcy law or other similar law, or if the Mortgagor consents to the institution of proceedings thereunder or to the filing of any such petition or to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator (or other similar official) of the Mortgagor, or of any substantial part of its properties, or if the Mortgagor fails generally to pay its debts as such debts become due, or if the Mortgagor takes any action in furtherance of any action described in this subparagraph;

      (p) if the Mortgagor or other person shall be in default under the Note or under any other mortgage, instrument or document evidencing, securing or guaranteeing payment of the Debt, in whole or in part, or otherwise executed and delivered in connection with the Note, this Mortgage or the loan evidenced and secured thereby;

      (q) if the Mortgagor or other person shall be in default under any mortgage or deed of trust covering any part of the Mortgaged Property whether superior or inferior in lien to this Mortgage, and including, without limitation, any such mortgage or deed of trust now or hereafter held by the Mortgagee;

      (r) if the Mortgaged Property shall become subject (i) to any tax lien, other than a lien for local real estate taxes and assessments not due and payable, or (ii) to any lis pendens, notice of pendency, stop order, notice of intention to file mechanic's or materialman's lien, mechanic's or materialman's lien or other lien of any nature whatsoever and the same shall not either be discharged of record or in the alternative insured over to the satisfaction of the Mortgagee by the title company insuring the lien of this Mortgage within a period of thirty (30) days after the same is filed or recorded, and irrespective of whether the same is superior or subordinate in lien or other priority to the lien of this Mortgage and irrespective of whether the same constitutes a perfected or inchoate lien or encumbered on the Mortgaged Property or is only a matter of record or notice;

      (s) if the Mortgagor shall continue to be in default under any of the other terms, covenants or conditions of this Mortgage for thirty (30) days after notice from the Mortgagee in the case of any default which can be cured by the payment of a sum of money or for thirty (30) days after notice from the Mortgagee in the case of any other default, provided that if such default cannot reasonably be cured within such thirty (30) day period and the Mortgagor shall have commenced to cure such default within such thirty (30) day period and thereafter diligently and expeditiously proceeds to cure the same, such thirty
(30) day period shall be extended for so long as it shall require the Mortgagor in the exercise of due diligence to cure such default, it being agreed that no such extension shall be for a period in excess of sixty (60) days; or

      (t) an Event of Default shall have occurred and is continuing under the First Mortgage (as defined in Paragraph 51).

      23. Right to Cure Defaults. If default in the performance of any of the covenants of the Mortgagor herein occurs, the Mortgagee may, at its discretion, remedy the same and for such purpose shall have the right to enter upon the Mortgaged Property or any portion thereof without thereby becoming liable to the Mortgagor or any person in possession thereof holding under the Mortgagor. If the Mortgagee shall remedy such a default or appear in, defend, or bring any action or proceeding to protect its interest in the Mortgaged Property or to foreclose this Mortgage or collect the Debt, the costs and expenses thereof (including reasonable attorneys' fees to the extent permitted by law), with interest as provided in this paragraph, shall be paid by the Mortgagor to the Mortgagee upon demand. All such costs and expenses incurred by the Mortgagee in remedying such default or in appearing in, defending, or bringing any such action or proceeding shall be paid by the Mortgagor to the Mortgagee upon demand, with interest (calculated for the actual number of days elapsed on the basis of a 360-day year) at a rate per annum equal to 2% plus the rate of interest provided in the Note (herein referred to as the Default Rate), provided, however, that the Default Rate shall in no event exceed the maximum interest rate which the Mortgagor may by law pay, for the period after notice from the Mortgagee that such costs or expenses were incurred to the date of payment to the Mortgagee. To the extent any of the aforementioned costs or expenses paid by the Mortgagee after default by the Mortgagor shall constitute payment of (i) taxes, charges or assessments which may be imposed by law upon the Mortgaged Property, (ii) premiums on insurance policies covering the Mortgaged Property, (iii) expenses incurred in upholding the lien of this Mortgage, including, but not limited to, the costs and expenses of any litigation to collect the indebtedness secured by this Mortgage or to prosecute, defend, protect or preserve the rights and the lien created by this Mortgage, or
(iv) any amount, cost or charge to which the Mortgagee becomes subrogated, upon payment, whether under recognized principles of law or equity, or under express statutory authority; then, and in each such event, such costs, expenses and amounts, together with interest thereon at the Default Rate, shall be added to the indebtedness secured by this Mortgage and shall be secured by this Mortgage. Notwithstanding anything to the contrary contained in this Mortgage, the maximum amount of the principal indebtedness secured by this Mortgage at execution or which under any contingency may become secured by this Mortgage is TWO MILLION FIVE HUNDRED SEVENTY THOUSAND AND 00/100 ($2,570,000.00) DOLLARS, plus all amounts expended by the Mortgagee after default by the Mortgagor, as hereinabove set forth in this paragraph.

      24. Appointment of Receiver. The Mortgagee, in any action to foreclose this Mortgage or upon the actual or threatened waste to any part of the Mortgaged Property or upon the occurrence of any default hereunder, shall be at liberty, without notice, to apply for the appointment of a receiver of the Rents, and shall be entitled to the appointment of such receiver as a matter of right, without regard to the value of the Mortgaged Property as security for the Debt, or the solvency or insolvency of any person then liable for the payment of the Debt.

      25. Non-Waiver. The failure of the Mortgagee to insist upon strict performance of any term of this Mortgage shall not be deemed to be a waiver of any term of this Mortgage. The Mortgagor shall not be relieved of the Mortgagor's obligation to pay the Debt at the time and in the manner provided for its payment in the Note and this Mortgage by reason of (i) failure of the Mortgagee to comply with any request of the Mortgagor to take any action to foreclose this Mortgage or otherwise enforce any of the provisions hereof or of the Note or any other mortgage, instrument or document evidencing, securing or guaranteeing payment of the

Debt or any portion thereof, (ii) the release, regardless of consideration, of the whole or any part of the Mortgaged Property or any other security for the Debt, or (iii) any agreement or stipulation between the Mortgagee and any subsequent owner or owners of the Mortgaged Property or other person extending the time of payment or otherwise modifying or supplementing the terms of the Note, this Mortgage or any other mortgage, instrument or document evidencing, securing or guaranteeing payment of the Debt or any portion thereof, without first having obtained the consent of the Mortgagor, and in the latter event, the Mortgagor shall continue to be obligated to pay the Debt at the time and in the manner provided in the Note and this Mortgage, as so extended, modified and supplemented, unless expressly released and discharged from such obligation by the Mortgagee in writing. Regardless of consideration, and without the necessity for any notice to or consent by the holder of any subordinate lien, encumbrance, right, title or interest in or to the Mortgaged Property, the Mortgagee may release any person at any time liable for the payment of the Debt or any portion thereof or any part of the security held for the Debt and may extend the time of payment or otherwise modify the terms of the Note or this Mortgage, including, without limitation, a modification of the interest rate payable on the principal balance of the Note, without in any manner impairing or affecting this Mortgage or the lien thereof or the priority of this Mortgage, as so extended and modified, as security for the Debt over any such subordinate lien, encumbrance, right, title or interest. The Mortgagee may resort for the payment of the Debt to any other security held by the Mortgagee in such order and manner as the Mortgagee, in its discretion, may elect. The Mortgagee may take action to recover the Debt, or any portion thereof, or to enforce any covenant hereof without prejudice to the right of the Mortgagee thereafter to foreclose this Mortgage. The Mortgagee shall not be limited exclusively to the rights and remedies herein stated but shall be entitled to every additional right and remedy now or hereafter afforded by law. The rights of the Mortgagee under this Mortgage shall be separate, distinct and cumulative and none shall be given effect to the exclusion of the others. No act of the Mortgagee shall be construed as an election to proceed under any one provision herein to the exclusion of any other provision.

      26. Liability. If the Mortgagor consists of more than one person, the obligations and liabilities of each such person hereunder shall be joint and several.

      27. Construction. The terms of this Mortgage shall be construed in accordance with the laws of the State of New York.

      28. Security Agreement; Financing Statement. This Mortgage constitutes both a real property mortgage and a "security agreement," within the meaning of the Uniform Commercial Code, and the Mortgaged Property includes both real property and Equipment of the Mortgagor in the Mortgaged Property. The Mortgagor by executing and delivering this Mortgage has granted to the Mortgagee, as security for the Debt, a security interest in the Equipment. If the Mortgagor shall default under the Note or this Mortgage, the Mortgagee, in addition to any other rights and remedies which it may have, shall have and may exercise immediately and without demand, any and all rights and remedies granted to a secured party upon default under the Uniform Commercial Code, including, without limiting the generality of the foregoing, the right to take possession of the Equipment or any part thereof, and to take such other measures as the Mortgagee may deem necessary for the care, protection and preservation of the Equipment. Upon request or demand of the Mortgagee, the Mortgagor shall at its expense assemble the Equipment and make it available to the Mortgagee at a convenient place acceptable to the Mortgagee. The Mortgagor shall pay to the Mortgagee on demand any and all expenses, including legal expenses and attorneys' fees, incurred or paid by the Mortgagee in protecting its interest in the Equipment and in enforcing its rights hereunder with respect to the Equipment. Any notice of sale, disposition or other intended action by the Mortgagee with respect to the

Equipment sent to the Mortgagor in accordance with the provisions of this Mortgage at least seven (7) days prior to the date of any such sale, disposition or other action, shall constitute reasonable notice to the Mortgagor, and the method of sale or disposition or other intended action set forth or specified in such notice shall conclusively be deemed to be commercially reasonable within the meaning of the Uniform Commercial Code unless objected to in writing by the Mortgagor within five (5) days after receipt by the Mortgagor of such notice. The proceeds of any sale or disposition of the Equipment, or any part thereof, may be applied by the Mortgagee to the payment of the Debt in such order, priority and proportions as the Mortgagee in its discretion shall deem proper. If any change shall occur in the Mortgagor's name, the Mortgagor shall promptly cause to be filed at its own expense, new financing statements as required under the Uniform Commercial Code to replace those on file in favor of the Mortgagee.

      The Mortgage shall also serve as a financing statement as provided for in
Section 9-402(6) of the Uniform Commercial Code.

      29. Further Acts, Etc. the Mortgagor will, at the cost of the Mortgagor, and without expense to the Mortgagee, do, execute, acknowledge and deliver all and every such further acts, deeds, conveyances, mortgages, assignments, notices of assignments, transfers and assurances as the Mortgagee shall, from time to time, require for the better assuring, conveying, assigning, transferring and confirming unto the Mortgagee the property and rights hereby mortgaged or intended now or hereafter so to be, or which the Mortgagor may be or may hereafter become bound to convey or assign to the Mortgagee, or for carrying out the intention or facilitating the performance of the terms of this Mortgage or for filing, registering or recording this mortgage and, on demand, will execute and deliver and hereby authorizes the Mortgagee to execute in the name of the Mortgagor to the extent the Mortgagee may lawfully do so, one or more financing statements, chattel mortgages or comparable security instruments, to evidence more effectively the lien hereof upon the Mortgaged Property.

      30. Headings, etc. The headings and captions of various paragraphs of this Mortgage are for convenience of reference only and are not to be construed as defined or limiting, in any way, the scope or intent of the provisions hereof.

      31. Filing of Mortgage, etc. The Mortgagor forthwith upon the execution and delivery of this Mortgage and thereafter, from time to time, will cause this Mortgage, and any security instrument creating a lien or evidencing the lien hereof upon the Mortgaged Property and each instrument of further assurance to be filed, registered or recorded in such manner and in such places as may be required by any present or future law in order to publish notice of and fully to protect, preserve and perfect the lien hereof upon, and the interest of the Mortgagee in, the Mortgaged Property. The Mortgagor will pay all filing, registration and recording fees, and all expenses incident to the preparation, execution and acknowledgment of this Mortgage, any mortgage supplemental hereto, any security instrument with respect to the Mortgaged Property, and any instrument of further assurance, and all Federal, state, county and municipal taxes, duties, imposts, assessments and charges arising out of or in connection with the execution and delivery of this Mortgage, any mortgage supplemental hereto, any security instrument with respect to the Mortgaged Property or any instrument of further assurance. The Mortgagor shall hold harmless and indemnify the Mortgagee, its successors and assigns, against any liability incurred by reason of the imposition of any tax on the making and recording of this Mortgage.

      32. Usury Laws. This Mortgage and the Note are subject to the express condition that at no time shall the Mortgagor be obligated or required to pay interest on the principal balance due under the Note at a rate which could subject the holder of the Note to either civil or criminal liability as a result of being in excess of the maximum interest rate which the Mortgagor is permitted by law to contract or agree to pay. If by the terms of this Mortgage or the Note, the Mortgagor is at any time required or obligated to pay interest on the principal balance due under the Note at a rate in excess of such maximum rate, the rate of interest under the Note shall be deemed to be immediately reduced to such maximum rate and the interest payable shall be computed at such maximum rate and all prior interest payments in excess of such maximum rate shall be applied and shall be deemed to have been payments in reduction of the principal balance of the Note.

      33. Discretion of Mortgagee. Except as may otherwise be expressly provided to the contrary, wherever pursuant to the Note, this Mortgage or any other document or instrument now or hereafter executed and delivered in connection therewith or otherwise with respect to the loan secured hereby, the Mortgagee exercises any right given to it to consent or not consent, or to approve or disapprove, or any arrangement or term is to be satisfactory to the Mortgagee, the decision of the Mortgagee to consent or not consent, or to approve or disapprove, or to decide that arrangements or terms are satisfactory or not satisfactory, shall be in the reasonable discretion of the Mortgagee.

      34. Reasonableness. If at any time the Mortgagor believes that the Mortgagee has not acted reasonably in granting or withholding any approval or consent under the Note, this Mortgage or any other document or instrument now or hereafter executed and delivered in connection therewith or otherwise with respect to the loan secured hereby, as to which approval or consent either (i) the Mortgagee has expressly agreed to act reasonably, or (ii) absent such agreement, applicable law would nonetheless require the Mortgagee to act reasonably, then the Mortgagor's sole remedy shall be to seek injunctive relief or specific performance, and no action for monetary damages or punitive damages shall in any event or under any circumstance be maintained by the Mortgagor against the Mortgagee.

      35. Recovery of Sums Required To Be Paid. The Mortgagee shall have the right from time to time to take action to recover any sum or sums which constitute a part of the Debt as the same become due, without regard to whether or not the balance of the Debt shall be due, and without prejudice to the right of the Mortgagee thereafter to bring an action of foreclosure, or any other action, for a default or defaults by the Mortgagor existing at the time such earlier action was commenced.

      36. Actions and Proceedings. The Mortgagee shall have the right to appear in and defend any action or proceeding brought with respect to the Mortgaged Property and to bring any action or proceeding, in the name and on behalf of the Mortgagor, which the

Mortgagee, in its discretion, determines should be brought to protect its interest in the Mortgaged Property.

      37. Inapplicable Provisions. If any term, covenant or condition of this Mortgage shall be held to be invalid, illegal or unenforceable in any respect, this Mortgage shall be construed without such provision.

      38. Duplicate Originals. This Mortgage may be executed in any number of duplicate originals and each such duplicate original shall be deemed to constitute but one and the same instrument.

      39. Certain Definitions. Unless the context clearly indicates a contrary intent, or unless otherwise specifically provided in this Mortgage, words used in this Mortgage shall be used interchangeably in singular or plural form, and the word "Mortgagor" shall mean each of the Mortgagor and any subsequent owner or owners of the Mortgaged Property or any part thereof or interest therein; the word "Mortgagee" shall mean the Mortgagee or any subsequent holder of the Note; the word "Note" shall mean the Note or any other evidence of indebtedness secured by this Mortgage and any and all modifications, amendments, extensions, renewals, restatements, consolidations and/or replacements thereof; the word "person" shall include an individual, corporation, partnership, trust, unincorporated association, government, governmental authority, or other entity; the words "Mortgaged Property" shall include any portion of the Mortgaged Property or interest therein; and the word "Debt" shall mean all sums secured by this Mortgage; and the word "default" shall mean the occurrence of any default by the Mortgagor or other person in the observance or performance of any of the terms, covenants or provisions of the Note or this Mortgage on the part of the Mortgagor or such other person to be observed or performed. Whenever the context may require, any pronouns used herein shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural and vice versa.

      40. Waiver of Notice. The Mortgagor shall not be entitled to any notices of any nature whatsoever from the Mortgagee except with respect to matters for which this Mortgage specifically and expressly provides for the giving of notice by the Mortgagee to the Mortgagor, and the Mortgagor hereby expressly waives the right to receive any notice from the Mortgagee with respect to any matter for which this Mortgage does not specifically and expressly provide for the giving of notice by the Mortgagee to the Mortgagor.

      41. No Oral Change. This Mortgage may only be modified, amended or changed by an agreement in writing signed by the Mortgagor and the Mortgagee, and may only be released, discharged or satisfied of record by an agreement in writing signed by the Mortgagee. No waiver of any term, covenant or provision of this Mortgage shall be effective unless given in writing by the Mortgagee and if so given by the Mortgagee shall only be effective in the specific instance in which given. The Mortgagor acknowledges that the Note, this Mortgage and the other documents and instruments executed and delivered in connection therewith or otherwise in connection with the loan secured hereby set forth the entire agreement and understanding of the Mortgagor and the Mortgagee with respect to the loan secured hereby and that no oral or other agreements, understanding, representation or warranties exist with respect to the loan secured hereby other than those set forth in the Note, this Mortgage and such other executed and delivered documents and instruments.

      42. Absolute and Unconditional Obligation. The Mortgagor acknowledges that the Mortgagor's obligation to pay the Debt in accordance with the provision of the Note and this Mortgage is and shall at all times continue to be absolute and unconditional in all respects, and shall at all times be valid and enforceable irrespective of any other agreements or circumstances of any nature whatsoever which might otherwise constitute a defense to the Note or this Mortgage or the obligation of the Mortgagor thereunder to pay the Debt or the obligations of any other person relating to the Note or this Mortgage or the obligations of the Mortgagor under the Note or this Mortgage or otherwise with respect to the loan secured hereby, and the Mortgagor absolutely, unconditionally and irrevocably waives any and all right to assert any defense, setoff, counterclaim or crossclaim of any nature whatsoever with respect to the obligation of the Mortgagor to pay the Debt in accordance with the provisions of the Note and this Mortgage or the obligations of any other person relating to the Note or this Mortgage or obligations of the Mortgagor under the Note or this Mortgage or otherwise with respect to the loan secured hereby in any action or proceeding brought by the Mortgagee to collect the Debt, or any portion thereof, or to enforce, foreclose and realize upon the lien and security interest created by this Mortgage or any other document or instrument securing repayment of the Debt, in whole or in part.

      43. Trust Fund. Pursuant to Section 13 of the Lien Law of New York, the Mortgagor shall receive the advances secured hereby and shall hold the right to receive such advances as a trust fund to be applied first for the purpose of paying the cost of any improvement and shall apply such advances first to the payment of the cost of any such improvement on the Mortgaged Property before using any part of the total of the same for any other purpose.

      44. Non-Residential Property. This Mortgage does not cover real property principally improved by one or more structures containing in the aggregate six
(6) or less residential dwelling units having their own separate cooking facilities.

      45. Waiver of Trial by Jury. The Mortgagor hereby irrevocably and unconditionally waives, and the Mortgagee by its acceptance of the Note and this Mortgage irrevocably and unconditionally waives, any and all rights to trial by jury in any action, suit or counterclaim arising in connection with, out of or otherwise relating to the Note, this Mortgage or any other document or instrument now or hereafter executed and delivered in connection therewith or the loan secured by this Mortgage.

      46. Waiver of Statutory Rights. The Mortgagor shall not and will not apply for or avail itself of any appraisement, valuation, stay, extension or exemption laws, or any so-called "Moratorium Laws," now existing or hereafter enacted, in order to prevent or hinder the enforcement or foreclosure of this Mortgage, but hereby waives the benefit of such laws to the full extent that the Mortgagor may do so under applicable law. The Mortgagor for itself and all who may claim through or under it waives any and all right to have the property and estates comprising the Mortgaged Property marshaled upon any foreclosure of the lien of this Mortgage and agrees that any court having jurisdiction to foreclose such lien may order the Mortgaged Property sold as an entirety. The Mortgagor hereby waives for itself and all who may claim through or under it, and to the full extent the Mortgagor may do so under applicable law, any and all rights of redemption from sale under any order of decree of foreclosure of this Mortgage or granted under any statute now existing or hereafter enacted.

      47. Brokerage. The Mortgagor covenants and agrees that no brokerage commission or other fee, commission or compensation is to be paid by the Mortgagee on account of the loan or other financing obligations evidenced by the Note and/or secured by this Mortgage and the Mortgagor agrees to indemnify the Mortgagee against any claims for any of the same.

      48. Indemnity. Anything in this Mortgage or the other Loan Documents to the contrary notwithstanding, the Mortgagor shall indemnify and hold the Mortgagee harmless and defend the Mortgagee at the Mortgagor's sole cost and expense against any loss or liability, cost or expense (including, without limitation, title insurance premiums and charges and reasonable attorneys' fees and disbursements of the Mortgagee's counsel, whether in-house staff, retained firms or otherwise), and all claims, actions, procedures and suits arising out of or in connection with (i) any ongoing matters arising out of the transaction contemplated hereby, the Debt, this Mortgage, the Note or any other document or instrument now or hereafter executed and/or delivered in connection with the Debt (the "Loan Documents") and/or the Mortgaged Property, including, but not limited to, all costs of reappraisal of the Mortgaged Property or any part thereof, whether required by law, regulation, the Mortgagee or any governmental or quasi-governmental authority, (ii) any amendment to, or restructuring of, the Debt and this Mortgage, the Note or any of the other Loan Documents, (iii) any and all lawful action that may be taken by the Mortgagee in connection with the enforcement of the provisions of this Mortgage or the Note or any of the other Loan Documents, whether or not suit is filed in connection with the same, or in connection with the Mortgagor and/or any partner, joint venturer or shareholder thereof becoming a party to a voluntary or involuntary federal or state bankruptcy, insolvency or similar proceeding, and (iv) the past, current and/or future sale or offering for sale of limited partnership interests in the Mortgagor, including, without limitation, liabilities under any applicable securities or blue sky laws. All sums expended by the Mortgagee shall be payable on demand and, until reimbursed by the Mortgagor pursuant hereto, shall be deemed additional principal of the Debt and secured hereby and shall bear interest at the Default Rate. The obligations of the Mortgagor under this paragraph shall, notwithstanding any exculpatory or other provisions of any nature whatsoever set forth in the Loan Documents, constitute the personal recourse undertakings, obligations and liabilities of the Mortgagor.

      49. Enforceability. This Mortgage was negotiated in the State of New York, and made by the Mortgagor and accepted by the Mortgagee in the State of New York, and the proceeds of the loan secured hereby were disbursed from the State of New York, which State the parties agree has a substantial relationship to the parties and to the underlying transaction embodied hereby, and in all respects, including, without limiting the generality of the foregoing, matters of construction, validity and performance, this Mortgage and the obligations arising hereunder shall be governed by, and construed in accordance with, the laws of the State of New York applicable to contracts made and performed in such State and any applicable laws of the United State of America. Whenever possible, each provision of this Mortgage shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Mortgage shall be unenforceable or prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such unenforceability, prohibition or invalidity, without invalidating the remaining provisions of this Mortgage.

      50. Relationship. The relationship of the Mortgagee to the Mortgagor hereunder is strictly and solely that of lender and borrower and mortgagor and mortgagee and nothing contained in the Note, this Mortgage or any other document or instrument now or hereafter executed and delivered in connection therewith or otherwise in connection with the loan secured hereby is intended to create, or shall in any event or under any circumstance be construed as creating, a partnership, joint venture, tenancy-in-common, joint tenancy or other relationship of any nature whatsoever between the Mortgagee and the Mortgagor other than as lender and borrower.

      51. First Mortgage. This Mortgage is subject and subordinate to a certain first mortgage, dated December 9, 1994, made by Applied Digital Data Systems, Inc., as mortgagor, to AT & T Global Information Solutions Company, as mortgagee, in the original principal amount of $8,000,000 and recorded on December 22, 1994 in the Suffolk County Clerk's Office (the "Clerk's Office") in Liber 18899, at Page 434, which mortgage was thereafter assigned by NCR Corporation, f/k/a AT & T Global Information Solutions Company to Independence Community Bank, by assignment dated June 22, 1999 and recorded on August 18, 1999 in Liber 19580, at Page 660, which mortgage, as assigned, was thereafter modified by agreement between Independence Community Bank and Boundless Technologies, Inc., dated April 21, 2000 and recorded on April 28, 2000 in Liber 19580, at Page 661 (the "First Mortgage"). In addition, the Mortgagor hereby covenants and agrees with the Mortgagee as follows:

      (a) the First Mortgage is and in all respects shall at all times be current and in full force and effect without default on the part of the Mortgagor thereunder;

      (b) the Mortgagor shall not enter into any agreement with the holder of the First Mortgage to amend, modify, renew, increase or in any manner change the terms thereof or the indebtedness secured thereby, either orally or in writing and whether or not permitted to do so by the terms of the First Mortgage, without the prior written consent of the Mortgagee;

      (c) any default under the First Mortgage shall ipso facto constitute a default under this Mortgage;

      (d) the Mortgagor shall (i) promptly notify the Mortgagee in writing of the occurrence of any default or event of default known to the Mortgagor under the First Mortgage or any instrument or agreement related thereto, (ii) promptly notify the Mortgagee of receipt by the Mortgagor of any notice noting or claiming the occurrence of any default or event of default under the First Mortgage or any instrument or agreement relating thereto, and (iii) promptly cause a copy of each such notice received by the Mortgagor to be delivered to the Mortgagee;

      (e) the Mortgagor shall furnish to the Mortgagee, every six (6) months without demand and ten (10) days after the mailing by the Mortgagee of a written request therefor, proof reasonably satisfactory to the Mortgagee of payment of all items which are required to be paid by the Mortgagor under the First Mortgage or any instrument or agreement related thereto; and

      (f) the Mortgagee shall have the right, at its option, to perform the obligations of the Mortgagor under the First Mortgage upon the expiration of one-half of any applicable grace period for the curing of any defaults thereunder without the Mortgagee waiving any other of its rights under this Mortgage. Should the Mortgagee exercise its right hereunder to cure a default, the Mortgagor will reimburse the Mortgagee for any expenses the Mortgagee shall have incurred pursuant to the provisions of this Paragraph 51, and any such expenditures shall become a lien upon the Mortgaged Property and shall be added to the principal of and be secured by this Mortgage. The Mortgagor will take all reasonable steps to insure the Mortgagee will have a reasonable opportunity to cure all defaults under the First Mortgage.

      IN WITNESS WHEREOF, the Mortgagor has duly executed this Mortgage the day and year first above written.

                                           BOUNDLESS TECHNOLOGIES, INC.,
                                           a Delaware corporation


                                           By: /s/ Joseph Gardner
                                               ------------------
                                               Joseph Gardner
                                               Vice President


State of New York )
                  )ss.:
County of New York)

On the ___ day of June in the year 2002 before me, the undersigned, personally appeared Joseph Gardner, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument, and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.


                                           Notary Public

                                    EXHIBIT A

                            (Description of Premises)

                   BOUNDLESS TECHNOLOGIES, INC., as Mortgagor


                                       and


             JPMORGAN CHASE BANK, as Collateral Agent, as Mortgagee


             ------------------------------------------------------


                                    MORTGAGE

                                      (Fee)


             ------------------------------------------------------

                          Dated   :    June ___, 2002

                          Location:    100 Marcus Boulevard
                                       Hauppauge, New York


                              RECORD AND RETURN TO:

                               Farrell Fritz, P.C.
                       EAB Plaza - 14th Floor, West Tower
                         Uniondale, New York 11556-0120

                          Attn: James F. DeVarso, Esq.

The premises described within this instrument are also known as District 0800,
Section 181.00, Block 01.00 and Lot 005.000 and District 0800, Section 181.00, Block 03.00 and Lot 002.30 on the Official Tax Map of Suffolk County.